March, 2002

MONTHLY CERTIFICATEHOLDER'S STATEMENT

Fleet Bank (RI), National Association

Fleet Credit Card Master Trust II

SERIES 1995-C

Under the Amended and Restated Pooling and Servicing Agreement dated as of December 1, 1993, as amended and restated as of January 1, 2002, and as further amended March 28, 2002 (the "Agreement") among the Bank, as servicer (the "Servicer"), Fleet Credit Card Funding Trust ("FCCF"), as transferor (the "Transferor") and Bankers Trust Company, as trustee (the "Trustee"), as supplemented by the Series 1995-C Supplement, dated as of April 27, 1995, by and among the Bank, as Servicer, FCCF, as Transferor and the Trustee, the Bank, as Servicer, is required to prepare certain information each month regarding current distributions to all Series 1995-C Certificateholders. This statement relates to the April 15, 2002 Distribution Date (the "Distribution Date") and the performance of the Fleet Credit Card Master Trust II (the "Trust") during the prior Monthly Period (the "Monthly Period"). Certain of the information is presented on the basis of an original principal amount of $1,000 per Series 1995-C Certificate. Certain other information is presented based on the aggregate amounts for the Trust as a whole. All capitalized terms used herein shall have the respective meanings set forth in the Agreement.
1.The total amount of the distribution on the Payment Date per $1000 original principal amount of Class A Certificates	$0.000000
2.The total amount of the distribution on the Payment Date per $1000 original principal amount of Class B Certificates	$0.000000
3.The amount of the distribution set forth in paragraph 1 above in respect of principal, per $1,000 original principal amount of the Class A Certificates	$0.000000
4.The amount of the distribution set forth in paragraph 2 above in respect of principal, per $1,000 original principal amount of the Class B Certificates	$0.000000
5.The amount of distribution set forth in paragraph 1 above in respect of interest, per $1,000 principal amount of the Class A Certificate	$0.000000
6.The amount of distribution set forth in paragraph 2 above in respect of interest, per $1,000 principal amount of the Class B Certificate	$0.000000
7.The aggregate amount of Collections of Receivables processed for the prior Monthly Period which were allocated in respect of the Series 1995-C Certificates	$87,372,766.18
8.The aggregate amount of Collections of Principal Receivables processed during the prior Monthly Period and allocated in respect of the Series 1995-C Certificates	$78,485,813.80
9. The aggregate amount of Reallocated Principal Collections with respect to the prior Monthly Period	$0.00
10.The aggregate amount of Collections of Finance Charge Receivables processed during the prior Monthly Period and allocated in respect of the Class A Certificates	$7,545,785.15
11.The aggregate amount of Collections of Finance Charge Receivables processed during the prior Monthly Period and allocated in respect of the Class B Certificates	$539,716.62
12.The Class A Investor Default Amount for the prior Monthly Period is	$2,633,126.84
13.The Class B Investor Default Amount for the prior Monthly Period is	$188,514.85
14.The aggregate amount of Class A Investor Charge-offs for the prior Monthly Period is	$0.00
15.The aggregate amount of Class B Investor Charge-offs for the prior Monthly Period is	$0.00
16.The aggregate amount of Class A Investor Charge-offs reimbursed on the Distribution Date is	$0.00
17.The aggregate amount of Class B Investor Charge-offs reimbursed on the Distribution Date is	$0.00
18.The amount of the Class A Servicing Fee for the prior Monthly Period is	$814,583.33
19.The amount of the Class B Servicing Fee for the prior Monthly Period is	$57,500.00
20.The Class A Pool Factor as of the Record Date for the Distribution Date is	1.00000000
21.The Class B Pool Factor as of the Record Date for the Distribution Date is	1.00000000
22.The Class A Investor Amount after giving effect to any payments on the Distribution Date is	$488,750,000.00
23.The Class A Invested Amount after giving effect to any payments on the Distribution Date is	$488,750,000.00
24.The Class B Investor Amount after giving effect to any payments on the Distribution Date is	$34,500,000.00
25.The Class B Invested Amount after giving effect to any payments on the Distribution Date is	$34,500,000.00
26.The amount, if any, by which the outstanding principal balance of the Class A Certificates exceeds the Class A Investor Amount after giving effect to any activity on the Distribution Date is	$0.00
27.The amount, if any, by which the outstanding principal balance of the Class B Certificates exceeds the Class B Investor Amount after giving effect to any activity on the Distribution Date is	$0.00
28.The Available Cash Collateral Amount as of the close of business on the Distribution Date is	$8,625,000.00
29.The Collateral Investor Amount as of the close of business on the Distribution Date is	$51,750,000.00
30.The Available Enhancement Amount as of the close of business on the Distribution Date	$60,375,000.00
31.The amount of Interchange with respect to the prior Monthly Period is	$598,958.33
32.The Deficit Controlled Amortization Amount (after giving effect to any activity on the Distribution Date) is	$0.00
33.The percentage by which the Net Portfolio Yield for the prior Monthly Period exceeds the Base Rate for such Monthly Period is	7.76%
34.The Net Portfolio Yield for the prior Monthly Period is	12.07%
35.The Base Rate for the Monthly Period is	4.31%
36.The aggregate amount of Principal Receivables as of the last day of the prior Monthly Period is	$10,692,498,325.03
37.The Excess Funding Amount as of the last day of the prior Monthly Period is	$0.00
38.The aggregate amount of Finance Charge Receivables as of the last day of the prior Monthly Period is	$248,727,915.21
39.The amount on deposit in the Pre-Funding Account as of the close of business on the Distribution Date is	$0.00
40.The amount on deposit in the Principal Funding Account as of the close of business on the Distribution Date is	$0.00
41.The amount on deposit in the Interest Funding Account as of the close of business on the Distribution Date is	$995,427.22
42.The amount on deposit in the Reserve Account as of the close of business on the Distribution Date is	$0.00

Fleet Bank (RI), National Association as Servicer

By:
Name:
Title:

/s/ PAUL V. STAHLIN
Paul V. Stahlin
Executive Vice President and Chief Financial Officer

Series 1995-C daily percentages during the prior Monthly Period
		Floating Allocation Percentage	Principal Allocation Percentage
03/1 - 03/31	1995-C	5.10%	5.10%

DELINQUENT BALANCES

The aggregate outstanding balance of Accounts which are 30, 60, 90, 120, 150 and 180 or more days delinquent as of the end of the prior Monthly Period for such Payment Date is:

AGGREGATE ACCOUNT BALANCE
(a) 30-59 days:	$110,831,602.69
(b) 60-89 days:	$86,388,466.11
(c) 90-119 days:	$69,367,247.54
(d) 120-149 days:	$59,743,678.26
(d) 150-179 days:	$54,171,471.31
(d) 180 or more days:	$4,516,463.49
TOTAL	$385,018,929.40

Fleet Bank (RI), National Association as Servicer

By:
Name:
Title:

/s/ PAUL V. STAHLIN
Paul V. Stahlin
Executive Vice President and Chief Financial Officer

March, 2002

MONTHLY CERTIFICATEHOLDER'S STATEMENT

Fleet Bank (RI), National Association

Fleet Credit CardMaster Trust II

Series 1996-A

Under the Amended and Restated Pooling and Servicing Agreement dated as of December 1, 1993, as amended and restated as of January 1, 2002, and as further amended March 28, 2002 (the "Agreement") among the Bank, as servicer (the "Servicer"), Fleet Credit Card Funding Trust ("FCCF"), as transferor (the "Transferor") and Bankers Trust Company, as trustee (the "Trustee"), as supplemented by the Series 1996-A Supplement, dated as of January 18, 1996, by and among the Bank, as Servicer, FCCF, as Transferor and the Trustee, the Bank, as Servicer, is required to prepare certain information each month regarding current distributions to all Series 1996-A Certificateholders. This statement relates to the April 15, 2002 Distribution Date (the "Distribution Date") and the performance of the Fleet Credit Card Master Trust II (the "Trust") during the prior Monthly Period (the "Monthly Period"). Certain of the information is presented on the basis of an original principal amount of $1,000 per Series 1996-A Certificate. Certain other information is presented based on the aggregate amounts for the Trust as a whole. All capitalized terms used herein shall have the respective meanings set forth in the Agreement.
1.The total amount of the distribution on the Payment Date per $1000 original principal amount of Class A-1 Certificates	$5.000000
2.The total amount of the distribution on the Payment Date per $1000 original principal amount of Class A-2 Certificates	$1.834167
3.The total amount of the distribution on the Payment Date per $1000 original principal amount of Class B Certificates	$1.937500
4.The amount of the distribution set forth in paragraph 1 above in respect of principal, per $1,000 original principal amount of the Class A-1 Certificates	$0.000000
5.The amount of the distribution set forth in paragraph 1 above in respect of principal, per $1,000 original principal amount of the Class A-2 Certificates	$0.000000
6.The amount of the distribution set forth in paragraph 2 above in respect of principal, per $1,000 original principal amount of the Class B Certificates	$0.000000
7.The amount of distribution set forth in paragraph 1 above in respect of interest, per $1,000 principal principal amount of the Class A-1 Certificate	$5.000000
8.The amount of distribution set forth in paragraph 1 above in respect of interest, per $1,000 principal principal amount of the Class A-2 Certificate	$1.834167
9.The amount of distribution set forth in paragraph 2 above in respect of interest, per $1,000 principal principal amount of the Class B Certificate	$1.937500
10.The aggregate amount of Collections of Receivables processed for the prior Monthly Period which were allocated in respect of the Series 1996-A Certificates	$75,893,947.80
11.The aggregate amount of Collections of Principal Receivables processed during the prior Monthly Period and allocated in respect of the Series 1996-A Certificates	$68,174,932.28
12.The aggregate amount of Reallocated Principal Collections with respect to the prior Monthly Period	$0.00
13.The aggregate amount of Collections of Finance Charge Receivables processed during the prior Monthly Period and allocated in respect of the Class A Certificates	$6,795,333.46
14.The aggregate amount of Collections of Finance Charge Receivables processed during the prior Monthly Period and allocated in respect of the Class B Certificates	$401,064.26
15.The Class A Investor Default Amount for the prior Monthly Period is	$2,371,638.50
16.The Class B Investor Default Amount for the prior Monthly Period is	$139,865.86
17.The Collateral Default Amount for the prior Monthly Period is	$182,433.73
18.The aggregate amount of Class A Investor Charge-offs for the prior Monthly Period is	$0.00
19.The aggregate amount of Class B Investor Charge-offs for the prior Monthly Period is	$0.00
20.The aggregate amount of Collateral Charge-offs for the prior Monthly Period is	$0.00
21.The aggregate amount of Class A Investor Charge-offs reimbursed on such Payment Date is	$0.00
22.The aggregate amount of Class B Investor Charge-offs reimbursed on such Payment Date is	$0.00
23.The aggregate amount of Collateral Charge-offs reimbursed on such Payment Date is	$0.00
24.The amount of the Class A Servicing Fee for the prior Monthly Period is	$183,333.33
25.The amount of the Class B Servicing Fee for the prior Monthly Period is	$10,937.50
26.The amount of the Collateral Servicing Fee for the prior Monthly Period is	$14,062.50
27.The Class A Pool Factor as of the Record Date for the Distribution Date is	1.00000
28.The Class B Pool Factor as of the Record Date for the Distribution Date is	1.00000
29.The Class A-1 Investor Amount after giving effect to any payments on the Distribution Date is	$220,000,000.00
30.The Class A-2 Investor Amount after giving effect to any payments on the Distribution Date is	$220,000,000.00
31.The Class A-1 Invested Amount after giving effect to any payments on the Distribution Date is	$220,000,000.00
32.The Class A-2 Invested Amount after giving effect to any payments on the Distribution Date is	$220,000,000.00
33.The Class B Investor Amount after giving effect to any payments on the Distribution Date is	$26,250,000.00
34.The Class B Invested Amount after giving effect to any payments on the Distribution Date is	$26,250,000.00
35.The amount, if any, by which the outstanding principal balance of the Class A Certificates exceeds the Class A Investor Amount after giving effect to any activity on the Distribution Date is	$0.00
36.The amount, if any, by which the outstanding principal balance of the Class B Certificates exceeds the Class B Investor Amount after giving effect to any activity on the Distribution Date is	$0.00
37.The Available Cash Collateral Amount as of the close of business on the Distribution Date is	$10,000,000.00
38.The Collateral Investor Amount as of the close of business on the Distribution Date is	$33,750,000.00
39.The amount on deposit in the Cash Collateral Account as of the close of business on the Distribution Date is	$10,000,000.00
40.The amount of Interchange with respect to the prior Monthly Period is	$520,833.34
41.The amount of Servicer Interchange with respect to the prior Monthly Period is	$416,666.67
42.The Deficit Controlled Amortization Amount (after giving effect to any activity on the Distribution Date) is	$0.00
43.The percentage by which the Net Portfolio Yield for the prior Monthly Period exceeds the Base Rate for such Monthly Period is	6.16%

Fleet Bank (RI), National Association as Servicer

By:
Name:
Title:

/s/ PAUL V. STAHLIN
Paul V. Stahlin
Executive Vice President and Chief Financial Officer

Series 1996-A daily percentages during the prior Monthly Period
		Floating Allocation Percentage	Principal Allocation Percentage
03/1 - 03/31	1996-A	4.43%	4.43%

DELINQUENT BALANCES

The aggregate outstanding balance of Accounts which are 30, 60, 90, 120, 150 and 180 or more days delinquent as of the end of the prior Monthly Period for such Payment Date is:

AGGREGATE ACCOUNT BALANCE
(a) 30-59 days:	$110,831,602.69
(b) 60-89 days:	$86,388,466.11
(c) 90-119 days:	$69,367,247.54
(d) 120-149 days:	$59,743,678.26
(d) 150-179 days:	$54,171,471.31
(d) 180 or more days:	$4,516,463.49
TOTAL	$385,018,929.40

Fleet Bank (RI), National Association as Servicer

By:
Name:
Title:

/s/ PAUL V. STAHLIN
Paul V. Stahlin
Executive Vice President and Chief Financial Officer

March, 2002

MONTHLY CERTIFICATEHOLDER'S STATEMENT

Fleet Bank (RI), National Association

Fleet Credit CardMaster Trust II

Series 1996-B

Under the Amended and Restated Pooling and Servicing Agreement dated as of December 1, 1993, as amended and restated as of January 1, 2002, and as further amended March 28, 2002 (the "Agreement") among the Bank, as servicer (the "Servicer"), Fleet Credit Card Funding Trust ("FCCF"), as transferor (the "Transferor") and Bankers Trust Company, as trustee (the "Trustee"), as supplemented by the Series 1996-B Supplement, dated as of March 26, 1996, by and among the Bank, as Servicer, FCCF, as Transferor and the Trustee, the Bank, as Servicer, is required to prepare certain information each month regarding current distributions to all Series 1996-B Certificateholders. This statement relates to the April 15, 2002 Distribution Date (the "Distribution Date") and the performance of the Fleet Credit Card Master Trust II (the "Trust") during the prior Monthly Period (the "Monthly Period"). Certain of the information is presented on the basis of an original principal amount of $1,000 per Series 1996-B Certificate. Certain other information is presented based on the aggregate amounts for the Trust as a whole. All capitalized terms used herein shall have the respective meanings set forth in the Agreement.
1.The total amount of the distribution on the Payment Date per $1000 original principal amount of Class A Certificates	$0.000000
2.The total amount of the distribution on the Payment Date per $1000 original principal amount of Class B Certificates	$0.000000
3.The amount of the distribution set forth in paragraph 1 above in respect of principal, per $1,000 original principal amount of the Class A Certificates	$0.000000
4.The amount of the distribution set forth in paragraph 2 above in respect of principal, per $1,000 original principal amount of the Class B Certificates	$0.000000
5.The amount of distribution set forth in paragraph 1 above in respect of interest, per $1,000 principal amount of the Class A Certificate	$0.000000
6.The amount of distribution set forth in paragraph 2 above in respect of interest, per $1,000 principal amount of the Class B Certificate	$0.000000
7.The aggregate amount of Collections of Receivables processed for the prior Monthly Period which were allocated in respect of the Series 1996-B Certificates	$113,927,527.87
8.The aggregate amount of Collections of Principal Receivables processed during the prior Monthly Period and allocated in respect of the Series 1996-B Certificates	$102,339,345.35
9.The aggregate amount of Reallocated Principal Collections with respect to the prior Monthly Period	$0.00
10.The aggregate amount of Collections of Finance Charge Receivables processed during the prior Monthly Period and allocated in respect of the Class A Certificates	$10,020,121.93
11.The aggregate amount of Collections of Finance Charge Receivables processed during the prior Monthly Period and allocated in respect of the Class B Certificates	$644,255.74
12.The Class A Investor Default Amount for the prior Monthly Period is	$3,496,646.49
13.The Class B Investor Default Amount for the prior Monthly Period is	$225,001.60
14.The Collateral Default Amount for the prior Monthly Period is	$322,299.59
15.The aggregate amount of Class A Investor Charge-offs for the prior Monthly Period is	$0.00
16.The aggregate amount of Class B Investor Charge-offs for the prior Monthly Period is	$0.00
17.The aggregate amount of Collateral Charge-offs for the prior Monthly Period is	$0.00
18.The aggregate amount of Class A Investor Charge-offs reimbursed on such Payment Date is	$0.00
19.The aggregate amount of Class B Investor Charge-offs reimbursed on such Payment Date is	$0.00
20.The aggregate amount of Collateral Charge-offs reimbursed on such Payment Date is	$0.00
21.The amount of the Class A Servicing Fee for the prior Monthly Period is	$270,312.50
22.The amount of the Class B Servicing Fee for the prior Monthly Period is	$17,187.50
23.The amount of the Collateral Servicing Fee for the prior Monthly Period is	$25,000.00
24.The Class A Pool Factor as of the Record Date for the Distribution Date is	1.00000000
25.The Class B Pool Factor as of the Record Date for the Distribution Date is	1.00000000
26.The Class A Investor Amount after giving effect to any payments on the Distribution Date is	$648,750,000.00
27.The Class A Invested Amount after giving effect to any payments on the Distribution Date is	$648,750,000.00
28.The Class B Investor Amount after giving effect to any payments on the Distribution Date is	$41,250,000.00
29.The Class B Invested Amount after giving effect to any payments on the Distribution Date is	$41,250,000.00
30.The amount, if any, by which the outstanding principal balance of the Class A Certificates exceeds the Class A Investor Amount after giving effect to any activity on the Distribution Date is	0.00
31.The amount, if any, by which the outstanding principal balance of the Class B Certificates exceeds the Class B Investor Amount after giving effect to any activity any activity on the Distribution Date is	0.00
32.The Available Cash Collateral Amount as of the close of business on the Distribution Date is	$15,000,000.00
33.The Collateral Investor Amount as of the close of business on the Distribution Date is	$60,000,000.00
34.The amount on deposit in the Cash Collateral Account as of the close of business on the Distribution Date is	$15,000,000.00
35.The Deficit Controlled Amortization Amount (after giving effect to any activity on the Distribution Date) is	$0.00
36.The percentage by which the Net Portfolio Yield for the prior Monthly Period exceeds the Base Rate for such Monthly Period is	7.69%
37.The Net Portfolio Yield for the prior Monthly Period is	12.07%
38.The Base Rate for the Monthly Period is	4.38%
39.The amount of Interchange with respect to the prior Monthly Period is	$781,250.00
40.The amount of Servicer Interchange for the prior Monthly Period is	$625,000.00
41.The amount on deposit in the Principal Funding Account as of the close of business on the Distribution Date is	$0.00
42.The amount on deposit in the Interest Funding Account as of the close of business on the Distribution Date is	$1,330,142.19
43.The amount on deposit in the Reserve Account as of the close of business on the Distribution Date is	$0.00

Fleet Bank (RI), National Association as Servicer

By:
Name:
Title:

/s/ PAUL V. STAHLIN
Paul V. Stahlin
Executive Vice President and Chief Financial Officer

Series 1996-B daily percentages during the prior Monthly Period
		Floating Allocation Percentage	Principal Allocation Percentage
03/1 - 03/31	1996-B	6.65%	6.65%

DELINQUENT BALANCES

The aggregate outstanding balance of Accounts which are 30, 60, 90, 120, 150 and 180 or more days delinquent as of the end of the prior Monthly Period for such Payment Date is:

AGGREGATE ACCOUNT BALANCE
(a) 30-59 days:	$110,831,602.69
(b) 60-89 days:	$86,388,466.11
(c) 90-119 days:	$69,367,247.54
(d) 120-149 days:	$59,743,678.26
(d) 150-179 days:	$54,171,471.31
(d) 180 or more days:	$4,516,463.49
TOTAL	$385,018,929.40

Fleet Bank (RI), National Association as Servicer

By:
Name:
Title:

/s/ PAUL V. STAHLIN
Paul V. Stahlin
Executive Vice President and Chief Financial Officer

March, 2002

MONTHLY CERTIFICATEHOLDER'S STATEMENT

Fleet Bank (RI), National Association

Fleet Credit CardMaster Trust II

Series 1996-D

Under the Amended and Restated Pooling and Servicing Agreement dated as of December 1, 1993, as amended and restated as of January 1, 2002, and as further amended March 28, 2002 (the "Agreement") among the Bank, as servicer (the "Servicer"), Fleet Credit Card Funding Trust ("FCCF"), as transferor (the "Transferor") and Bankers Trust Company, as trustee (the "Trustee"), as supplemented by the Series 1996-D Supplement, dated as of June 18, 1996, by and among the Bank, as Servicer, FCCF, as Transferor and the Trustee, the Bank, as Servicer, is required to prepare certain information each month regarding current distributions to all Series 1996-D Certificateholders. This statement relates to the April 15, 2002 Distribution Date (the "Distribution Date") and the performance of the Fleet Credit Card Master Trust II (the "Trust") during the prior Monthly Period (the "Monthly Period"). Certain of the information is presented on the basis of an original principal amount of $1,000 per Series 1996-D Certificate. Certain other information is presented based on the aggregate amounts for the Trust as a whole. All capitalized terms used herein shall have the respective meanings set forth in the Agreement.
1.The total amount of the distribution on the Payment Date per $1000 original principal amount of Class A Certificates	$1.765278
2.The total amount of the distribution on the Payment Date per $1000 original principal amount of Class B Certificates	$1.894444
3.The amount of the distribution set forth in paragraph 1 above in respect of principal, per $1,000 original principal amount of the Class A Certificates	$0.000000
4.The amount of the distribution set forth in paragraph 2 above in respect of principal, per $1,000 original principal amount of the Class B Certificates	$0.000000
5.The amount of distribution set forth in paragraph 1 above in respect of interest, per $1,000 principal amount of the Class A Certificate	$1.765278
6.The amount of distribution set forth in paragraph 2 above in respect of interest, per $1,000 principal amount of the Class B Certificate	$1.894444
7.The aggregate amount of Collections of Receivables processed for the prior Monthly Period which were allocated in respect of the Series 1996-D Certificates	$106,387,641.00
8.The aggregate amount of Collections of Principal Receivables processed during the prior Monthly Period and allocated in respect of the Series 1996-D Certificates	$95,568,020.26
9.The aggregate amount of Reallocated Principal Collections with respect to the prior Monthly Period	$0.00
10.The aggregate amount of Collections of Finance Charge Receivables processed during the prior Monthly Period and allocated in respect of the Class A Certificates	$9,356,290.91
11.The aggregate amount of Collections of Finance Charge Receivables processed during the prior Monthly Period and allocated in respect of the Class B Certificates	$592,560.59
12.The Class A Investor Default Amount for the prior Monthly Period is	$3,265,563.77
13.The Class B Investor Default Amount for the prior Monthly Period is	$206,758.23
14.The Collateral Default Amount for the prior Monthly Period is	$304,056.22
15.The aggregate amount of Class A Investor Charge-offs for the prior Monthly Period is	$0.00
16.The aggregate amount of Class B Investor Charge-offs for the prior Monthly Period is	$0.00
17.The aggregate amount of Collateral Charge-offs for the prior Monthly Period is	$0.00
18.The aggregate amount of Class A Investor Charge-offs reimbursed on such Payment Date is	$0.00
19.The aggregate amount of Class B Investor Charge-offs reimbursed on such Payment Date is	$0.00
20.The aggregate amount of Collateral Charge-offs reimbursed on such Payment Date is	$0.00
21.The amount of the Class A Servicing Fee for the prior Monthly Period is	$252,291.67
22.The amount of the Class B Servicing Fee for the prior Monthly Period is	$16,041.67
23.The amount of the Collateral Servicing Fee for the prior Monthly Period is	$23,333.33
24.The Class A Pool Factor as of the Record Date for the Distribution Date is	1.00000000
25.The Class B Pool Factor as of the Record Date for the Distribution Date is	1.00000000
26.The Class A Investor Amount after giving effect to any payments on the Distribution Date is	$605,500,000.00
27.The Class A Invested Amount after giving effect to any payments on the Distribution Date is	$605,500,000.00
28.The Class B Investor Amount after giving effect to any payments on the Distribution Date is	$38,500,000.00
29.The Class B Invested Amount after giving effect to any payments on the Distribution Date is	$38,500,000.00
30.The amount, if any, by which the outstanding principal balance of the Class A Certificates exceeds the Class A Investor Amount after giving effect to any activity on the Distribution Date is	0.00
31.The amount, if any, by which the outstanding principal balance of the Class B Certificates exceeds the Class B Investor Amount after giving effect to any activity any activity on the Distribution Date is	0.00
32.The Available Cash Collateral Amount as of the close of business on the Distribution Date is	$14,000,000.00
33.The Collateral Investor Amount as of the close of business on the Distribution Date is	$56,000,000.00
34.The amount on deposit in the Cash Collateral Account as of the close of business on the Distribution Date is	$14,000,000.00
35.The Deficit Controlled Amortization Amount (after giving effect to any activity on the Distribution Date) is	$0.00
36.The percentage by which the Net Portfolio Yield for the prior Monthly Period exceeds the Base Rate for such Monthly Period is	7.90%
37.The Net Portfolio Yield for the prior Monthly Period is	12.07%
38.The Base Rate for the Monthly Period is	4.17%
39.The amount of Interchange with respect to the prior Monthly Period is	$729,166.67
40.The amount of Servicer Interchange for the prior Monthly Period is	$583,333.33

Fleet Bank (RI), National Association as Servicer

By:
Name:
Title:

/s/ PAUL V. STAHLIN
Paul V. Stahlin
Executive Vice President and Chief Financial Officer

Series 1996-D daily percentages during the prior Monthly Period
		Floating Allocation Percentage	Principal Allocation Percentage
03/1 - 03/31	1996-D	6.21%	6.21%

DELINQUENT BALANCES

The aggregate outstanding balance of Accounts which are 30, 60, 90, 120, 150 and 180 or more days delinquent as of the end of the prior Monthly Period for such Payment Date is:

AGGREGATE ACCOUNT BALANCE
(a) 30-59 days:	$110,831,602.69
(b) 60-89 days:	$86,388,466.11
(c) 90-119 days:	$69,367,247.54
(d) 120-149 days:	$59,743,678.26
(d) 150-179 days:	$54,171,471.31
(d) 180 or more days:	$4,516,463.49
TOTAL	$385,018,929.40

Fleet Bank (RI), National Association as Servicer

By:
Name:
Title:

/s/ PAUL V. STAHLIN
Paul V. Stahlin
Executive Vice President and Chief Financial Officer

March, 2002

MONTHLY CERTIFICATEHOLDER'S STATEMENT

Fleet Bank (RI), National Association

Fleet Credit Card Master Trust II

Series 1999-A

Under the Amended and Restated Pooling and Servicing Agreement dated as of December 1, 1993, as amended and restated as of January 1, 2002, and as further amended March 28, 2002 (the "Agreement") among the Bank, as servicer (the "Servicer"), Fleet Credit Card Funding Trust ("FCCF"), as transferor (the "Transferor") and Bankers Trust Company, as trustee (the "Trustee"), as supplemented by the Series 1999-A Supplement, dated as of March 23, 1999, by and among the Bank, as Servicer, FCCF, as Transferor and the Trustee, the Bank, as Servicer, is required to prepare certain information each month regarding current distributions to all Series 1999-A Certificateholders. This statement relates to the April 15, 2002 Distribution Date (the "Distribution Date") and the performance of the Fleet Credit Card Master Trust II (the "Trust") during the prior Monthly Period (the "Monthly Period"). Certain of the information is presented on the basis of an original principal amount of $1,000 per Series 1999-A Certificate. Certain other information is presented based on the aggregate amounts for the Trust as a whole. All capitalized terms used herein shall have the respective meanings set forth in the Agreement.
1.The total amount of the distribution on the Distribution Date per $1000 original principal amount of Class A Certificates	$0.000000
2.The total amount of the distribution on the Distribution Date per $1000 original principal amount of Class B Certificates	$0.000000
3.The amount of the distribution set forth in paragraph 1 above in respect of principal per $1,000 original principal amount of the Class A Certificates	$0.000000
4.The amount of the distribution set forth in paragraph 2 above in respect of principal per $1,000 original principal amount of the Class B Certificates	$0.000000
5.The amount of distribution set forth in paragraph 1 above in respect of interest per $1,000 original principal amount of the Class A Certificates	$0.000000
6.The amount of distribution set forth in paragraph 2 above in respect of interest per $1,000 original principal amount of the Class B Certificates	$0.000000
7.The aggregate amount of Collections of Receivables processed for the prior Monthly Period which were allocated in respect of the Series 1999-A	$90,601,597.80
8.The aggregate amount of Collections of Principal Receivables processed during the prior Monthly Period and allocated in respect of the Series 1999-A	$81,871,476.30
9.The aggregate amount of Reallocated Principal Collections with respect to the prior Monthly Period	$0.00
10.The aggregate amount of Collections of Finance Charge Receivables processed during the prior Monthly Period and allocated in respect of the Class A Certificates	$7,181,933.43
11.The aggregate amount of Collections of Finance Charge Receivables processed during the prior Monthly Period and allocated in respect of the Class B Certificates	$649,948.74
12.The Class A Investor Default Amount for the prior Monthly Period is	$2,687,856.96
13.The Class B Investor Default Amount for the prior Monthly Period is	$243,244.97
14.The Class C Investor Default Amount for the prior Monthly Period is	$304,056.22
15.The aggregate amount of Class A Investor Charge-offs for the prior Monthly Period is	$0.00
16.The aggregate amount of Class B Investor Charge-offs for the prior Period is	$0.00
17.The aggregate amount of Class C Charge-offs for the prior Monthly Period is	$0.00
18.The aggregate amount of Class A Investor Charge-offs reimbursed on the Distribution Date is	$0.00
19.The aggregate amount of Class B Investor Charge-offs reimbursed on the Distribution Date is	$0.00
20.The aggregate amount of Class C Charge-offs reimbursed on the Distribution Date is	$0.00
21.The amount of the Class A Servicing Fee for the prior Monthly Period is	$0.00
22.The amount of the Class B Servicing Fee for the prior Monthly Period is	$0.00
23.The amount of the Class C Servicing Fee for the prior Monthly Period is	$95,000.00
24.The Class A Investor Amount after giving effect to any payments on the Distribution Date is	$0.00
25.The Class A Invested Amount after giving effect to any payments on the Distribution Date is	$0.00
26.The Class B Investor Amount after giving effect to any payments on the Distribution Date is	$0.00
27.The Class B Invested Amount after giving effect to any payments on the Distribution Date is	$0.00
28.The amount, if any, by which the outstanding principal balance of the Class A Certificates exceeds the Class A Investor Amount after giving effect to any activity on the Distribution Date is	0.00
29.The amount, if any, by which the outstanding principal balance of the Class B Certificates exceeds the Class B Investor Amount after giving effect to any activity on the Distribution Date is	0.00
30.The Available Cash Collateral Amount as of the close of business on the Distribution Date is	$0.00
31.The Class C Invested Amount as of the close of business on the Distribution Date is	$0.00
32.The amount on deposit in the Cash Collateral Account as of the close of business on the Distribution Date is	$0.00
33.The amount on deposit in the Principal Funding Account as of the close of business on the Distribution Date is	0.00
34.The amount on deposit in the Reserve Account as of the close of business on the Distribution Date is	0.00
35.The amount by which the Net Portfolio Yield for the prior Monthly Period exceeds the Base Rate for such Monthly Period	110.73%
36.The Net Portfolio Yield for the prior Monthly Period is	115.68%
37.The Base Rate for the Prior Monthly Period is	4.95%
38.The amount of Interchange with respect to the prior Monthly Period is	$59,375.00
39.The Deficit Controlled Accumulation Amount (after giving effect to any activity on the Distribution Date)	$0.00

Fleet Bank (RI), National Association as Servicer

By:
Name:
Title:

/s/ PAUL V. STAHLIN
Paul V. Stahlin
Executive Vice President and Chief Financial Officer

Series 1999-A daily percentages during the prior Monthly Period
		Floating Allocation Percentage	Principal Allocation Percentage
03/1 - 03/31	1999-A	5.32%	5.32%

DELINQUENT BALANCES

The aggregate outstanding balance of Accounts which are 30, 60, 90, 120, 150 and 180 or more days delinquent as of the end of the prior Monthly Period for such Payment Date is:

AGGREGATE ACCOUNT BALANCE
(a) 30-59 days:	$110,831,602.69
(b) 60-89 days:	$86,388,466.11
(c) 90-119 days:	$69,367,247.54
(d) 120-149 days:	$59,743,678.26
(d) 150-179 days:	$54,171,471.31
(d) 180 or more days:	$4,516,463.49
TOTAL	$385,018,929.40

Fleet Bank (RI), National Association as Servicer

By:
Name:
Title:

/s/ PAUL V. STAHLIN
Paul V. Stahlin
Executive Vice President and Chief Financial Officer

March, 2002

MONTHLY CERTIFICATEHOLDER'S STATEMENT

Fleet Bank (RI), National Association

Fleet Credit Card Master Trust II

Series 1999-B

Under the Amended and Restated Pooling and Servicing Agreement dated as of December 1, 1993, as amended and restated as of January 1, 2002, and as further amended March 28, 2002 (the "Agreement") among the Bank, as servicer (the "Servicer"), Fleet Credit Card Funding Trust ("FCCF"), as transferor (the "Transferor") and Bankers Trust Company, as trustee (the "Trustee"), as supplemented by the Series 1999-B Supplement, dated as of July 22, 1999, by and among the Bank, as Servicer, FCCF, as Transferor and the Trustee, the Bank, as Servicer, is required to prepare certain information each month regarding current distributions to all Series 1999-B Certificateholders. This statement relates to the April 15, 2002 Distribution Date (the "Distribution Date") and the performance of the Fleet Credit Card Master Trust II (the "Trust") during the prior Monthly Period (the "Monthly Period"). Certain of the information is presented on the basis of an original principal amount of $1,000 per Series 1999-B Certificate. Certain other information is presented based on the aggregate amounts for the Trust as a whole. All capitalized terms used herein shall have the respective meanings set forth in the Agreement.
1.The total amount of the distribution on the Distribution Date per $1000 original principal amount of Class A Certificates	$1.808333
2.The total amount of the distribution on the Distribution Date per $1000 original principal amount of Class B Certificates	$1.971945
3.The amount of the distribution set forth in paragraph 1 above in respect of principal per $1,000 original principal amount of the Class A Certificates	$0.000000
4.The amount of the distribution set forth in paragraph 2 above in respect of principal per $1,000 original principal amount of the Class B Certificates	$0.000000
5.The amount of distribution set forth in paragraph 1 above in respect of interest per $1,000 original principal amount of the Class A Certificates	$1.808333
6.The amount of distribution set forth in paragraph 2 above in respect of interest per $1,000 original principal amount of the Class B Certificates	$1.971945
7.The aggregate amount of Collections of Receivables processed for the prior Monthly Period which were allocated in respect of theSeries 1999-B	$75,893,947.93
8.The aggregate amount of Collections of Principal Receivables processed during the prior Monthly Period and allocated in respect of the Series 1999-B	$68,174,932.37
9.The aggregate amount of Reallocated Principal Collections with respect to the prior Monthly Period	$0.00
10.The aggregate amount of Collections of Finance Charge Receivables processed during the prior Monthly Period and allocated in respect of the Class A Certificates	$6,411,820.01
11.The aggregate amount of Collections of Finance Charge Receivables processed during the prior Monthly Period and allocated in respect of the Class B Certificates	$575,270.22
12.The Class A Investor Default Amount for the prior Monthly Period is	$2,237,853.76
13.The Class B Investor Default Amount for the prior Monthly Period is	$200,677.10
14.The Collateral Investor Default Amount for the prior Monthly Period is	$255,407.22
15.The aggregate amount of Class A Investor Charge-offs for the prior Monthly Period is	$0.00
16.The aggregate amount of Class B Investor Charge-offs for the prior Monthly Period is	$0.00
17.The aggregate amount of Collateral Investor Charge-offs for the prior Monthly Period is	$0.00
18.The aggregate amount of Class A Investor Charge-offs reimbursed on the Distribution Date is	$0.00
19.The aggregate amount of Class B Investor Charge-offs reimbursed on the Distribution Date is	$0.00
20.The aggregate amount of Collateral Investor Charge-offs reimbursed on the Distribution Date is	$0.00
21.The amount of the Class A Servicing Fee for the prior Monthly Period is	$691,666.67
22.The amount of the Class B Servicing Fee for the prior Monthly Period is	$62,500.00
23.The amount of the Collateral Servicing Fee for the prior Monthly Period is	$79,166.67
24.The Class A Investor Amount after giving effect to any payments on the Distribution Date is	$415,000,000.00
25.The Class A Invested Amount after giving effect to any payments on the Distribution Date is	$415,000,000.00
26.The Class B Investor Amount after giving effect to any payments on the Distribution Date is	$37,500,000.00
27.The Class B Invested Amount after giving effect to any payments on the Distribution Date is	$37,500,000.00
28.The amount, if any, by which the outstanding principal balance of the Class A Certificates exceeds the Class A Investor Amount after giving effect to any activity on the Distribution Date is	0.00
29.The amount, if any, by which the outstanding principal balance of the Class B Certificates exceeds the Class B Investor Amount after giving effect to any activity on the Distribution Date is	0.00
30.The Available Cash Collateral Amount as of the close of business on the Distribution Date is	$7,500,000.00
31.The Collateral Invested Amount as of the close of business on the Distribution Date is	$47,500,000.00
32.The amount on deposit in the Cash Collateral Account as of the close of business on the Distribution Date is	$7,500,000.00
33.The amount on deposit in the Principal Funding Account as of the close of business on the Distribution Date is	0.00
34.The amount on deposit in the Reserve Account as of the close of business on the Distribution Date is	0.00
35.The amount by which the Net Portfolio Yield for the prior Monthly Period exceeds the Base Rate for such Monthly Period	7.81%
36.The Net Portfolio Yield for the prior Monthly Period is	12.06%
37.The Base Rate for the Prior Monthly Period is	4.25%
38.The amount of Interchange with respect to the prior Monthly Period is	$520,833.34
39.The Deficit Controlled Accumulation Amount (after giving effect to any activity on the Distribution Date)	$0.00

Fleet Bank (RI), National Association as Servicer

By:
Name:
Title:

/s/ PAUL V. STAHLIN
Paul V. Stahlin
Executive Vice President and Chief Financial Officer

Series 1999-B daily percentages during the prior Monthly Period
		Floating Allocation Percentage	Principal Allocation Percentage
03/1 - 03/31	1999-B	4.43%	4.43%

DELINQUENT BALANCES

The aggregate outstanding balance of Accounts which are 30, 60, 90, 120, 150 and 180 or more days delinquent as of the end of the prior Monthly Period for such Payment Date is:

AGGREGATE ACCOUNT BALANCE
(a) 30-59 days:	$110,831,602.69
(b) 60-89 days:	$86,388,466.11
(c) 90-119 days:	$69,367,247.54
(d) 120-149 days:	$59,743,678.26
(d) 150-179 days:	$54,171,471.31
(d) 180 or more days:	$4,516,463.49
TOTAL	$385,018,929.40

Fleet Bank (RI), National Association as Servicer

By:
Name:
Title:

/s/ PAUL V. STAHLIN
Paul V. Stahlin
Executive Vice President and Chief Financial Officer

March, 2002

MONTHLY CERTIFICATEHOLDER'S STATEMENT

Fleet Bank (RI), National Association

Fleet Credit Card Master Trust II

Series 1999-C

Under the Amended and Restated Pooling and Servicing Agreement dated as of December 1, 1993, as amended and restated as of January 1, 2002, and as further amended March 28, 2002 (the "Agreement") among the Bank, as servicer (the "Servicer"), Fleet Credit Card Funding Trust ("FCCF"), as transferor (the "Transferor") and Bankers Trust Company, as trustee (the "Trustee"), as supplemented by the Series 1999-C Supplement, dated as of November 3, 1999, by and among the Bank, as Servicer, FCCF, as Transferor and the Trustee, the Bank, as Servicer, is required to prepare certain information each month regarding current distributions to all Series 1999-C Certificateholders. This statement relates to the April 15, 2002 Distribution Date (the "Distribution Date") and the performance of the Fleet Credit Card Master Trust II (the "Trust") during the prior Monthly Period (the "Monthly Period"). Certain of the information is presented on the basis of an original principal amount of $1,000 per Series 1999-C Certificate. Certain other information is presented based on the aggregate amounts for the Trust as a whole. All capitalized terms used herein shall have the respective meanings set forth in the Agreement.
1.The total amount of the distribution on the Distribution Date per $1000 original principal amount of Class A Certificates	$5.750000
2.The total amount of the distribution on the Distribution Date per $1000 original principal amount of Class B Certificates	$6.000000
3.The amount of the distribution set forth in paragraph 1 above in respect of principal per $1,000 original principal amount of the Class A Certificates	$0.000000
4.The amount of the distribution set forth in paragraph 2 above in respect of principal per $1,000 original principal amount of the Class B Certificates	$0.000000
5.The amount of distribution set forth in paragraph 1 above in respect of interest per $1,000 original principal amount of the Class A Certificates	$5.750000
6.The amount of distribution set forth in paragraph 2 above in respect of interest per $1,000 original principal amount of the Class B Certificates	$6.000000
7.The aggregate amount of Collections of Receivables processed for the prior Monthly Period which were allocated in respect of the Series 1999-C	$45,570,397.10
8.The aggregate amount of Collections of Principal Receivables processed during the prior Monthly Period and allocated in respect of the Series 1999-C	$40,935,738.06
9.The aggregate amount of Reallocated Principal Collections with respect to the prior Monthly Period	$0.00
10.The aggregate amount of Collections of Finance Charge Receivables processed during the prior Monthly Period and allocated in respect of the Class A Certificates	$3,902,994.15
11.The aggregate amount of Collections of Finance Charge Receivables processed during the prior Monthly Period and allocated in respect of the Class B Certificates	$313,570.67
12.The Class A Investor Default Amount for the prior Monthly Period is	$1,362,171.85
13.The Class B Investor Default Amount for the prior Monthly Period is	$109,460.24
14.The Collateral Investor Default Amount for the prior Monthly Period is	$145,946.99
15.The aggregate amount of Class A Investor Charge-offs for the prior Monthly Period is	$0.00
16.The aggregate amount of Class B Investor Charge-offs for the prior Monthly Period is	$0.00
17.The aggregate amount of Collateral Investor Charge-offs for the prior Monthly Period is	$0.00
18.The aggregate amount of Class A Investor Charge-offs reimbursed on the Distribution Date is	$0.00
19.The aggregate amount of Class B Investor Charge-offs reimbursed on the Distribution Date is	$0.00
20.The aggregate amount of Collateral Investor Charge-offs reimbursed on the Distribution Date is	$0.00
21.The amount of the Class A Servicing Fee for the prior Monthly Period is	$421,250.00
22.The amount of the Class B Servicing Fee for the prior Monthly Period is	$33,750.00
23.The amount of the Collateral Servicing Fee for the prior Monthly Period is	$45,000.00
24.The Class A Investor Amount after giving effect to any payments on the Distribution Date is	$252,750,000.00
25.The Class A Invested Amount after giving effect to any payments on the Distribution Date is	$252,750,000.00
26.The Class B Investor Amount after giving effect to any payments on the Distribution Date is	$20,250,000.00
27.The Class B Invested Amount after giving effect to any payments on the Distribution Date is	$20,250,000.00
28.The amount, if any, by which the outstanding principal balance of the Class A Certificates exceeds the Class A Investor Amount after giving effect to any activity on the Distribution Date is	0.00
29.The amount, if any, by which the outstanding principal balance of the Class B Certificates exceeds the Class B Investor Amount after giving effect to any activity on the Distribution Date is	0.00
30.The Collateral Invested Amount as of the close of business on the Distribution Date is	$27,000,000.00
31.The amount on deposit in the Principal Funding Account as of the close of business on the Distribution Date is	0.00
32.The amount on deposit in the Reserve Account as of the close of business on the Distribution Date is	0.00
33.The amount by which the Net Portfolio Yield for the prior Monthly Period exceeds the Base Rate for such Monthly Period	3.50%
34.The Net Portfolio Yield for the prior Monthly Period is	12.07%
35.The Base Rate for the Prior Monthly Period is	8.57%
36.The amount of Interchange with respect to the prior Monthly Period is	$312,500.00
37.The Deficit Controlled Accumulation Amount (after giving effect to any activity on the Distribution Date)	$0.00

Fleet Bank (RI), National Association as Servicer

By:
Name:
Title:

/s/ PAUL V. STAHLIN
Paul V. Stahlin
Executive Vice President and Chief Financial Officer

Series 1999-C daily percentages during the prior Monthly Period
		Floating Allocation Percentage	Principal Allocation Percentage
03/1 - 03/31	1999-C	2.66%	2.66%

DELINQUENT BALANCES

The aggregate outstanding balance of Accounts which are 30, 60, 90, 120, 150 and 180 or more days delinquent as of the end of the prior Monthly Period for such Payment Date is:

AGGREGATE ACCOUNT BALANCE
(a) 30-59 days:	$110,831,602.69
(b) 60-89 days:	$86,388,466.11
(c) 90-119 days:	$69,367,247.54
(d) 120-149 days:	$59,743,678.26
(d) 150-179 days:	$54,171,471.31
(d) 180 or more days:	$4,516,463.49
TOTAL	$385,018,929.40

Fleet Bank (RI), National Association as Servicer

By:
Name:
Title:

/s/ PAUL V. STAHLIN
Paul V. Stahlin
Executive Vice President and Chief Financial Officer

March, 2002

MONTHLY CERTIFICATEHOLDER'S STATEMENT

Fleet Bank (RI), National Association

Fleet Credit Card Master Trust II

Series 1999-D

Under the Amended and Restated Pooling and Servicing Agreement dated as of December 1, 1993, as amended and restated as of January 1, 2002, and as further amended March 28, 2002 (the "Agreement") among the Bank, as servicer (the "Servicer"), Fleet Credit Card Funding Trust ("FCCF"), as transferor (the "Transferor") and Bankers Trust Company, as trustee (the "Trustee"), as supplemented by the Series 1999-D Supplement, dated as of November 3, 1999, by and among the Bank, as Servicer, FCCF, as Transferor and the Trustee, the Bank, as Servicer, is required to prepare certain information each month regarding current distributions to all Series 1999-D Certificateholders. This statement relates to the April 15, 2002 Distribution Date (the "Distribution Date") and the performance of the Fleet Credit Card Master Trust II (the "Trust") during the prior Monthly Period (the "Monthly Period"). Certain of the information is presented on the basis of an original principal amount of $1,000 per Series 1999-D Certificate. Certain other information is presented based on the aggregate amounts for the Trust as a whole. All capitalized terms used herein shall have the respective meanings set forth in the Agreement.
1.The total amount of the distribution on the Distribution Date per $1000 original principal amount of Class A Certificates	$1.825556
2.The total amount of the distribution on the Distribution Date per $1000 original principal amount of Class B Certificates	$2.066667
3.The amount of the distribution set forth in paragraph 1 above in respect of principal per $1,000 original principal amount of the Class A Certificates	$0.000000
4.The amount of the distribution set forth in paragraph 2 above in respect of principal per $1,000 original principal amount of the Class B Certificates	$0.000000
5.The amount of distribution set forth in paragraph 1 above in respect of interest per $1,000 original principal amount of the Class A Certificates	$1.825556
6.The amount of distribution set forth in paragraph 2 above in respect of interest per $1,000 original principal amount of the Class B Certificates	$2.066667
7.The aggregate amount of Collections of Receivables processed for the prior Monthly Period which were allocated in respect of the Series 1999-D	$91,140,794.47
8.The aggregate amount of Collections of Principal Receivables processed during the prior Monthly Period and allocated in respect of the Series 1999-D	$81,871,476.32
9.The aggregate amount of Reallocated Principal Collections with respect to the prior Monthly Period	$0.00
10.The aggregate amount of Collections of Finance Charge Receivables processed during the prior Monthly Period and allocated in respect of the Class A Certificates	$7,561,318.75
11.The aggregate amount of Collections of Finance Charge Receivables processed during the prior Monthly Period and allocated in respect of the Class B Certificates	$696,823.75
12.The Class A Investor Default Amount for the prior Monthly Period is	$2,639,207.96
13.The Class B Investor Default Amount for the prior Monthly Period is	$243,244.97
14.The Collateral Investor Default Amount for the prior Monthly Period is	$352,705.21
15.The aggregate amount of Class A Investor Charge-offs for the prior Monthly Period is	$0.00
16.The aggregate amount of Class B Investor Charge-offs for the prior Monthly Period is	$0.00
17.The aggregate amount of Collateral Investor Charge-offs for the prior Monthly Period is	$0.00
18.The aggregate amount of Class A Investor Charge-offs reimbursed on the Distribution Date is	$0.00
19.The aggregate amount of Class B Investor Charge-offs reimbursed on the Distribution Date is	$0.00
20.The aggregate amount of Collateral Investor Charge-offs reimbursed on the Distribution Date is	$0.00
21.The amount of the Class A Servicing Fee for the prior Monthly Period is	$815,000.00
22.The amount of the Class B Servicing Fee for the prior Monthly Period is	$75,000.00
23.The amount of the Collateral Servicing Fee for the prior Monthly Period is	$110,000.00
24.The Class A Investor Amount after giving effect to any payments on the Distribution Date is	$489,000,000.00
25.The Class A Invested Amount after giving effect to any payments on the Distribution Date is	$489,000,000.00
26.The Class B Investor Amount after giving effect to any payments on the Distribution Date is	$45,000,000.00
27.The Class B Invested Amount after giving effect to any payments on the Distribution Date is	$45,000,000.00
28.The amount, if any, by which the outstanding principal balance of the Class A Certificates exceeds the Class A Investor Amount after giving effect to any activity on the Distribution Date is	0.00
29.The amount, if any, by which the outstanding principal balance of the Class B Certificates exceeds the Class B Investor Amount after giving effect to any activity on the Distribution Date is	0.00
30.The Collateral Invested Amount as of the close of business on the Distribution Date is	$66,000,000.00
31.The amount on deposit in the Principal Funding Account as of the close of business on the Distribution Date is	0.00
32.The amount on deposit in the Reserve Account as of the close of business on the Distribution Date is	0.00
33.The amount by which the Net Portfolio Yield for the prior Monthly Period exceeds the Base Rate for such Monthly Period	7.25%
34.The Net Portfolio Yield for the prior Monthly Period is	12.07%
35.The Base Rate for the Prior Monthly Period is	4.82%
36.The amount of Interchange with respect to the prior Monthly Period is	$625,000.00
37.The Deficit Controlled Accumulation Amount (after giving effect to any activity on the Distribution Date)	$0.00

Fleet Bank (RI), National Association as Servicer

By:
Name:
Title:

/s/ PAUL V. STAHLIN
Paul V. Stahlin
Executive Vice President and Chief Financial Officer

Series 1999-D daily percentages during the prior Monthly Period
		Floating Allocation Percentage	Principal Allocation Percentage
03/1 - 03/31	1999-D	5.32%	5.32%

DELINQUENT BALANCES

The aggregate outstanding balance of Accounts which are 30, 60, 90, 120, 150 and 180 or more days delinquent as of the end of the prior Monthly Period for such Payment Date is:

AGGREGATE ACCOUNT BALANCE
(a) 30-59 days:	$110,831,602.69
(b) 60-89 days:	$86,388,466.11
(c) 90-119 days:	$69,367,247.54
(d) 120-149 days:	$59,743,678.26
(d) 150-179 days:	$54,171,471.31
(d) 180 or more days:	$4,516,463.49
TOTAL	$385,018,929.40

Fleet Bank (RI), National Association as Servicer

By:
Name:
Title:

/s/ PAUL V. STAHLIN
Paul V. Stahlin
Executive Vice President and Chief Financial Officer

March, 2002

MONTHLY CERTIFICATEHOLDER'S STATEMENT

Fleet Bank (RI), National Association

Fleet Credit Card Master Trust II

Series 2000-A

Under the Amended and Restated Pooling and Servicing Agreement dated as of December 1, 1993, as amended and restated as of January 1, 2002, and as further amended March 28, 2002 (the "Agreement") among the Bank, as servicer (the "Servicer"), Fleet Credit Card Funding Trust ("FCCF"), as transferor (the "Transferor") and Bankers Trust Company, as trustee (the "Trustee"), as supplemented by the Series 2000-A Supplement, dated as of February 2, 2000, by and among the Bank, as Servicer, FCCF, as Transferor and the Trustee, the Bank, as Servicer, is required to prepare certain information each month regarding current distributions to all Series 2000-A Certificateholders. This statement relates to the April 15, 2002 Distribution Date (the "Distribution Date") and the performance of the Fleet Credit Card Master Trust II (the "Trust") during the prior Monthly Period (the "Monthly Period"). Certain of the information is presented on the basis of an original principal amount of $1,000 per Series 2000-A Certificate. Certain other information is presented based on the aggregate amounts for the Trust as a whole. All capitalized terms used herein shall have the respective meanings set forth in the Agreement.
1.The total amount of the distribution on the Distribution Date per $1000 original principal amount of Class A Certificates	$1.748056
2.The total amount of the distribution on the Distribution Date per $1000 original principal amount of Class B Certificates	$1.920278
3.The amount of the distribution set forth in paragraph 1 above in respect of principal per $1,000 original principal amount of the Class A Certificates	$0.000000
4.The amount of the distribution set forth in paragraph 2 above in respect of principal per $1,000 original principal amount of the Class B Certificates	$0.000000
5.The amount of distribution set forth in paragraph 1 above in respect of interest per $1,000 original principal amount of the Class A Certificates	$1.748056
6.The amount of distribution set forth in paragraph 2 above in respect of interest per $1,000 original principal amount of the Class B Certificates	$1.920278
7.The aggregate amount of Collections of Receivables processed for the prior Monthly Period which were allocated in respect of the Series 2000-A	$113,925,993.06
8.The aggregate amount of Collections of Principal Receivables processed during the prior Monthly Period and allocated in respect of the Series 2000-A	$102,339,345.38
9.The aggregate amount of Reallocated Principal Collections with respect to the prior Monthly Period	$0.00
10.The aggregate amount of Collections of Finance Charge Receivables processed during the prior Monthly Period and allocated in respect of the Class A Certificates	$9,443,524.08
11.The aggregate amount of Collections of Finance Charge Receivables processed during the prior Monthly Period and allocated in respect of the Class B Certificates	$871,029.66
12.The Class A Investor Default Amount for the prior Monthly Period is	$3,295,969.39
13.The Class B Investor Default Amount for the prior Monthly Period is	$304,056.22
14.The Collateral Investor Default Amount for the prior Monthly Period is	$443,922.07
15.The aggregate amount of Class A Investor Charge-offs for the prior Monthly Period is	$0.00
16.The aggregate amount of Class B Investor Charge-offs for the prior Monthly Period is	$0.00
17.The aggregate amount of Collateral Investor Charge-offs for the prior Monthly Period is	$0.00
18.The aggregate amount of Class A Investor Charge-offs reimbursed on the Distribution Date is	$0.00
19.The aggregate amount of Class B Investor Charge-offs reimbursed on the Distribution Date is	$0.00
20.The aggregate amount of Collateral Investor Charge-offs reimbursed on the Distribution Date is	$0.00
21.The amount of the Class A Servicing Fee for the prior Monthly Period is	$1,018,750.00
22.The amount of the Class B Servicing Fee for the prior Monthly Period is	$93,750.00
23.The amount of the Collateral Servicing Fee for the prior Monthly Period is	$137,500.00
24.The Class A Investor Amount after giving effect to any payments on the Distribution Date is	$611,250,000.00
25.The Class A Invested Amount after giving effect to any payments on the Distribution Date is	$611,250,000.00
26.The Class B Investor Amount after giving effect to any payments on the Distribution Date is	$56,250,000.00
27.The Class B Invested Amount after giving effect to any payments on the Distribution Date is	$56,250,000.00
28.The amount, if any, by which the outstanding principal balance of the Class A Certificates exceeds the Class A Investor Amount after giving effect to any activity on the Distribution Date is	0.00
29.The amount, if any, by which the outstanding principal balance of the Class B Certificates exceeds the Class B Investor Amount after giving effect to any activity on the Distribution Date is	0.00
30.The Collateral Invested Amount as of the close of business on the Distribution Date is	$82,500,000.00
31.The amount on deposit in the Principal Funding Account as of the close of business on the Distribution Date is	0.00
32.The amount on deposit in the Reserve Account as of the close of business on the Distribution Date is	0.00
33.The amount by which the Net Portfolio Yield for the prior Monthly Period exceeds the Base Rate for such Monthly Period	7.34%
34.The Net Portfolio Yield for the prior Monthly Period is	12.07%
35.The Base Rate for the Prior Monthly Period is	4.73%
36.The amount of Interchange with respect to the prior Monthly Period is	$781,250.00
37.The Deficit Controlled Accumulation Amount (after giving effect to any activity on the Distribution Date)	$0.00

Fleet Bank (RI), National Association as Servicer

By:
Name:
Title:

/s/ PAUL V. STAHLIN
Paul V. Stahlin
Executive Vice President and Chief Financial Officer

Series 2000-A daily percentages during the prior Monthly Period
		Floating Allocation Percentage	Principal Allocation Percentage
03/1 - 03/31	2000-A	6.65%	6.65%

DELINQUENT BALANCES

The aggregate outstanding balance of Accounts which are 30, 60, 90, 120, 150 and 180 or more days delinquent as of the end of the prior Monthly Period for such Payment Date is:

AGGREGATE ACCOUNT BALANCE
(a) 30-59 days:	$110,831,602.69
(b) 60-89 days:	$86,388,466.11
(c) 90-119 days:	$69,367,247.54
(d) 120-149 days:	$59,743,678.26
(d) 150-179 days:	$54,171,471.31
(d) 180 or more days:	$4,516,463.49
TOTAL	$385,018,929.40

Fleet Bank (RI), National Association as Servicer

By:
Name:
Title:

/s/ PAUL V. STAHLIN
Paul V. Stahlin
Executive Vice President and Chief Financial Officer

March, 2002

MONTHLY CERTIFICATEHOLDER'S STATEMENT

Fleet Bank (RI), National Association

Fleet Credit Card Master Trust II

Series 2000-B

Under the Amended and Restated Pooling and Servicing Agreement dated as of December 1, 1993, as amended and restated as of January 1, 2002, and as further amended March 28, 2002 (the "Agreement") among the Bank, as servicer (the "Servicer"), Fleet Credit Card FundingTrust ("FCCF"), as transferor (the "Transferor") and Bankers Trust Company, as trustee (the "Trustee"), as supplemented by the Series 2000-B Supplement, dated as of April 4, 2000, by and among the Bank, as Servicer, FCCF, as Transferor and the Trustee, the Bank, as Servicer, is required to prepare certain information each month regarding current distributions to all Series 2000-B Certificateholders. This statement relates to the April 15, 2002 Distribution Date (the "Distribution Date") and the performance of the Fleet Credit Card Master Trust II (the "Trust") during the prior Monthly Period (the "Monthly Period"). Certain of the information is presented on the basis of an original principal amount of $1,000 per Series 2000-B Certificate. Certain other information is presented based on the aggregate amounts for the Trust as a whole. All capitalized terms used herein shall have the respective meanings set forth in the Agreement.
1.The total amount of the distribution on the Distribution Date per $1000 original principal amount of Class A Certificates	$1.730833
2.The total amount of the distribution on the Distribution Date per $1000 original principal amount of Class B Certificates	$1.903056
3.The amount of the distribution set forth in paragraph 1 above in respect of principal per $1,000 original principal amount of the Class A Certificates	$0.000000
4.The amount of the distribution set forth in paragraph 2 above in respect of principal per $1,000 original principal amount of the Class B Certificates	$0.000000
5.The amount of distribution set forth in paragraph 1 above in respect of interest per $1,000 original principal amount of the Class A Certificates	$1.730833
6.The amount of distribution set forth in paragraph 2 above in respect of interest per $1,000 original principal amount of the Class B Certificates	$1.903056
7.The aggregate amount of Collections of Receivables processed for the prior Monthly Period which were allocated in respect of the Series 2000-B	$98,849,289.01
8.The aggregate amount of Collections of Principal Receivables processed during the prior Monthly Period and allocated in respect of the Series 2000-B	$88,796,695.13
9.The aggregate amount of Reallocated Principal Collections with respect to the prior Monthly Period	$0.00
10.The aggregate amount of Collections of Finance Charge Receivables processed during the prior Monthly Period and allocated in respect of the Class A Certificates	$8,188,720.56
11.The aggregate amount of Collections of Finance Charge Receivables processed during the prior Monthly Period and allocated in respect of the Class B Certificates	$749,476.16
12.The Class A Investor Default Amount for the prior Monthly Period is	$2,858,128.44
13.The Class B Investor Default Amount for the prior Monthly Period is	$261,488.35
14.The Collateral Investor Default Amount for the prior Monthly Period is	$389,191.96
15.The aggregate amount of Class A Investor Charge-offs for the prior Monthly Period is	$0.00
16.The aggregate amount of Class B Investor Charge-offs for the prior Monthly Period is	$0.00
17.The aggregate amount of Collateral Investor Charge-offs for the prior Monthly Period is	$0.00
18.The aggregate amount of Class A Investor Charge-offs reimbursed on the Distribution Date is	$0.00
19.The aggregate amount of Class B Investor Charge-offs reimbursed on the Distribution Date is	$0.00
20.The aggregate amount of Collateral Investor Charge-offs reimbursed on the Distribution Date is	$0.00
21.The amount of the Class A Servicing Fee for the prior Monthly Period is	$882,916.67
22.The amount of the Class B Servicing Fee for the prior Monthly Period is	$81,250.00
23.The amount of the Collateral Servicing Fee for the prior Monthly Period is	$119,166.67
24.The Class A Investor Amount after giving effect to any payments on the Distribution Date is	$529,750,000.00
25.The Class A Invested Amount after giving effect to any payments on the Distribution Date is	$529,750,000.00
26.The Class B Investor Amount after giving effect to any payments on the Distribution Date is	$48,750,000.00
27.The Class B Invested Amount after giving effect to any payments on the Distribution Date is	$48,750,000.00
28.The amount, if any, by which the outstanding principal balance of the Class A Certificates exceeds the Class A Investor Amount after giving effect to any activity on the Distribution Date is	0.00
29.The amount, if any, by which the outstanding principal balance of the Class B Certificates exceeds the Class B Investor Amount after giving effect to any activity on the Distribution Date is	0.00
30.The Collateral Invested Amount as of the close of business on the Distribution Date is	$71,500,000.00
31.The amount on deposit in the Principal Funding Account as of the close of business on the Distribution Date is	0.00
32.The amount on deposit in the Reserve Account as of the close of business on the Distribution Date is	0.00
33.The amount by which the Net Portfolio Yield for the prior Monthly Period exceeds the Base Rate for such Monthly Period	7.91%
34.The Net Portfolio Yield for the prior Monthly Period is	12.08%
35.The Base Rate for the Prior Monthly Period is	4.17%
36.The amount of Interchange with respect to the prior Monthly Period is	$677,083.34
37.The Deficit Controlled Accumulation Amount (after giving effect to any activity on the Distribution Date)	$0.00

Fleet Bank (RI), National Association as Servicer

By:
Name:
Title:

/s/ PAUL V. STAHLIN
Paul V. Stahlin
Executive Vice President and Chief Financial Officer

Series 2000-B daily percentages during the prior Monthly Period
		Floating Allocation Percentage	Principal Allocation Percentage
03/1 - 03/31	2000-B	5.77%	5.77%

DELINQUENT BALANCES

The aggregate outstanding balance of Accounts which are 30, 60, 90, 120, 150 and 180 or more days delinquent as of the end of the prior Monthly Period for such Payment Date is:

AGGREGATE ACCOUNT BALANCE
(a) 30-59 days:	$110,831,602.69
(b) 60-89 days:	$86,388,466.11
(c) 90-119 days:	$69,367,247.54
(d) 120-149 days:	$59,743,678.26
(d) 150-179 days:	$54,171,471.31
(d) 180 or more days:	$4,516,463.49
TOTAL	$385,018,929.40

Fleet Bank (RI), National Association as Servicer

By:
Name:
Title:

/s/ PAUL V. STAHLIN
Paul V. Stahlin
Executive Vice President and Chief Financial Officer

March, 2002

MONTHLY CERTIFICATEHOLDER'S STATEMENT

Fleet Bank (RI), National Association

Fleet Credit Card Master Trust II

Series 2000-C

Under the Amended and Restated Pooling and Servicing Agreement dated as of December 1, 1993, as amended and restated as of January 1, 2002, and as further amended March 28, 2002 (the "Agreement") among the Bank, as servicer (the "Servicer"), Fleet Credit Card Funding Trust ("FCCF"), as transferor (the "Transferor") and Bankers Trust Company, as trustee (the "Trustee"), as supplemented by the Series 2000-C Supplement, dated as of August 25, 2000, by and among the Bank, as Servicer, FCCF, as Transferor and the Trustee, the Bank, as Servicer, is required to prepare certain information each month regarding current distributions to all Series 2000-C Certificateholders. This statement relates to the April 15, 2002 Distribution Date (the "Distribution Date") and the performance of the Fleet Credit Card Master Trust II (the "Trust") during the prior Monthly Period (the "Monthly Period"). Certain of the information is presented on the basis of an original principal amount of $1,000 per Series 2000-C Certificate. Certain other information is presented based on the aggregate amounts for the Trust as a whole. All capitalized terms used herein shall have the respective meanings set forth in the Agreement.
1.The total amount of the distribution on the Distribution Date per $1000 original principal amount of Class A Certificates	$5.850000
2.The total amount of the distribution on the Distribution Date per $1000 original principal amount of Class B Certificates	$1.971944
3.The amount of the distribution set forth in paragraph 1 above in respect of principal per $1,000 original principal amount of the Class A Certificates	$0.000000
4.The amount of the distribution set forth in paragraph 2 above in respect of principal per $1,000 original principal amount of the Class B Certificates	$0.000000
5.The amount of distribution set forth in paragraph 1 above in respect of interest per $1,000 original principal amount of the Class A Certificates	$5.850000
6.The amount of distribution set forth in paragraph 2 above in respect of interest per $1,000 original principal amount of the Class B Certificates	$1.971944
7.The aggregate amount of Collections of Receivables processed for the prior Monthly Period which were allocated in respect of the Series 2000-C	$101,026,262.79
8.The aggregate amount of Collections of Principal Receivables processed during the prior Monthly Period and allocated in respect of the Series 2000-C	$88,796,695.13
9.The aggregate amount of Reallocated Principal Collections with respect to the prior Monthly Period	$0.00
10.The aggregate amount of Collections of Finance Charge Receivables processed during the prior Monthly Period and allocated in respect of the Class A Certificates	$10,365,694.34
11.The aggregate amount of Collections of Finance Charge Receivables processed during the prior Monthly Period and allocated in respect of the Class B Certificates	$749,476.16
12.The Class A Investor Default Amount for the prior Monthly Period is	$2,858,128.44
13.The Class B Investor Default Amount for the prior Monthly Period is	$261,488.35
14.The Collateral Investor Default Amount for the prior Monthly Period is	$389,191.96
15.The aggregate amount of Class A Investor Charge-offs for the prior Monthly Period is	$0.00
16.The aggregate amount of Class B Investor Charge-offs for the prior Monthly Period is	$0.00
17.The aggregate amount of Collateral Investor Charge-offs for the prior Monthly Period is	$0.00
18.The aggregate amount of Class A Investor Charge-offs reimbursed on the Distribution Date is	$0.00
19.The aggregate amount of Class B Investor Charge-offs reimbursed on the Distribution Date is	$0.00
20.The aggregate amount of Collateral Investor Charge-offs reimbursed on the Distribution Date is	$0.00
21.The amount of the Class A Servicing Fee for the prior Monthly Period is	$882,916.67
22.The amount of the Class B Servicing Fee for the prior Monthly Period is	$81,250.00
23.The amount of the Collateral Servicing Fee for the prior Monthly Period is	$119,166.67
24.The Class A Investor Amount after giving effect to any payments on the Distribution Date is	$529,750,000.00
25.The Class A Invested Amount after giving effect to any payments on the Distribution Date is	$529,750,000.00
26.The Class B Investor Amount after giving effect to any payments on the Distribution Date is	$48,750,000.00
27.The Class B Invested Amount after giving effect to any payments on the Distribution Date is	$48,750,000.00
28.The amount, if any, by which the outstanding principal balance of the Class A Certificates exceeds the Class A Investor Amount after giving effect to any activity on the Distribution Date is	0.00
29.The amount, if any, by which the outstanding principal balance of the Class B Certificates exceeds the Class B Investor Amount after giving effect to any activity on the Distribution Date is	0.00
30.The Collateral Invested Amount as of the close of business on the Distribution Date is	$71,500,000.00
31.The amount on deposit in the Principal Funding Account as of the close of business on the Distribution Date is	0.00
32.The amount on deposit in the Reserve Account as of the close of business on the Distribution Date is	0.00
33.The amount on deposit in the Swap Reserve Fund as of the close of business on the Distribution Date is	$3,966,406.00
34.The amount by which the Net Portfolio Yield for the prior Monthly Period exceeds the Base Rate for such Monthly Period	7.88%
35.The Net Portfolio Yield for the prior Monthly Period is	12.08%
36.The Base Rate for the Prior Monthly Period is	4.20%
37.The amount of Interchange with respect to the prior Monthly Period is	$677,083.34
38.The Deficit Controlled Accumulation Amount (after giving effect to any activity on the Distribution Date)	$0.00
39.The amount of the Net Swap Receipt for the related Transfer Date	$2,176,973.78
40.The amount of the Net Swap Payment for the related Transfer Date	$0.00
41.Matters relating to the Interest Rate Swap:
a. Has the Interest Reserve Account been established?
b. Has the Interest Reserve Account been funded?
c. Aggregate amount withdrawn from the Interest Reserve Account, if any
d. Has the Interest Rate Swap been terminated?

Yes
No
$0.00
No

Fleet Bank (RI), National Association as Servicer

By:
Name:
Title:

/s/ PAUL V. STAHLIN
Paul V. Stahlin
Executive Vice President and Chief Financial Officer

Series 2000-C daily percentages during the prior Monthly Period
		Floating Allocation Percentage	Principal Allocation Percentage
03/1 - 03/31	2000-C	5.77%	5.77%

DELINQUENT BALANCES

The aggregate outstanding balance of Accounts which are 30, 60, 90, 120, 150 and 180 or more days delinquent as of the end of the prior Monthly Period for such Payment Date is:

AGGREGATE ACCOUNT BALANCE
(a) 30-59 days:	$110,831,602.69
(b) 60-89 days:	$86,388,466.11
(c) 90-119 days:	$69,367,247.54
(d) 120-149 days:	$59,743,678.26
(d) 150-179 days:	$54,171,471.31
(d) 180 or more days:	$4,516,463.49
TOTAL	$385,018,929.40

Fleet Bank (RI), National Association as Servicer

By:
Name:
Title:

/s/ PAUL V. STAHLIN
Paul V. Stahlin
Executive Vice President and Chief Financial Officer

March, 2002

MONTHLY CERTIFICATEHOLDER'S STATEMENT

Fleet Bank (RI), National Association

Fleet Credit Card Master Trust II

Series 2000-D

Under the Amended and Restated Pooling and Servicing Agreement dated as of December 1, 1993, as amended and restated as of January 1, 2002, and as further amended March 28, 2002 (the "Agreement") among the Bank, as servicer (the "Servicer"), Fleet Credit Card Funding Trust ("FCCF"), as transferor (the "Transferor") and Bankers Trust Company, as trustee (the "Trustee"), as supplemented by the Series 2000-D Supplement, dated as of November 15, 2000, by and among the Bank, as Servicer, FCCF, as Transferor and the Trustee, the Bank, as Servicer, is required to prepare certain information each month regarding current distributions to all Series 2000-D Certificateholders. This statement relates to the April 15, 2002 Distribution Date (the "Distribution Date") and the performance of the Fleet Credit Card Master Trust II (the "Trust") during the prior Monthly Period (the "Monthly Period"). Certain of the information is presented on the basis of an original principal amount of $1,000 per Series 2000-D Certificate. Certain other information is presented based on the aggregate amounts for the Trust as a whole. All capitalized terms used herein shall have the respective meanings set forth in the Agreement.
1.The total amount of the distribution on the Distribution Date per $1000 original principal amount of Class A Certificates	$1.756667
2.The total amount of the distribution on the Distribution Date per $1000 original principal amount of Class B Certificates	$1.963333
3.The amount of the distribution set forth in paragraph 1 above in respect of principal per $1,000 original principal amount of the Class A Certificates	$0.000000
4.The amount of the distribution set forth in paragraph 2 above in respect of principal per $1,000 original principal amount of the Class B Certificates	$0.000000
5.The amount of distribution set forth in paragraph 1 above in respect of interest per $1,000 original principal amount of the Class A Certificates	$1.756667
6.The amount of distribution set forth in paragraph 2 above in respect of interest per $1,000 original principal amount of the Class B Certificates	$1.963333
7.The aggregate amount of Collections of Receivables processed for the prior Monthly Period which were allocated in respect of the Series 2000-D	$136,711,191.62
8.The aggregate amount of Collections of Principal Receivables processed during the prior Monthly Period and allocated in respect of the Series 2000-D	$122,807,214.41
9.The aggregate amount of Reallocated Principal Collections with respect to the prior Monthly Period	$0.00
10.The aggregate amount of Collections of Finance Charge Receivables processed during the prior Monthly Period and allocated in respect of the Class A Certificates	$11,325,729.42
11.The aggregate amount of Collections of Finance Charge Receivables processed during the prior Monthly Period and allocated in respect of the Class B Certificates	$1,045,235.59
12.The Class A Investor Default Amount for the prior Monthly Period is	$3,952,730.82
13.The Class B Investor Default Amount for the prior Monthly Period is	$364,867.46
14.The Collateral Investor Default Amount for the prior Monthly Period is	$535,138.94
15.The aggregate amount of Class A Investor Charge-offs for the prior Monthly Period is	$0.00
16.The aggregate amount of Class B Investor Charge-offs for the prior Monthly Period is	$0.00
17.The aggregate amount of Collateral Investor Charge-offs for the prior Monthly Period is	$0.00
18.The aggregate amount of Class A Investor Charge-offs reimbursed on the Distribution Date is	$0.00
19.The aggregate amount of Class B Investor Charge-offs reimbursed on the Distribution Date is	$0.00
20.The aggregate amount of Collateral Investor Charge-offs reimbursed on the Distribution Date is	$0.00
21.The amount of the Class A Servicing Fee for the prior Monthly Period is	$1,222,500.00
22.The amount of the Class B Servicing Fee for the prior Monthly Period is	$112,500.00
23.The amount of the Collateral Servicing Fee for the prior Monthly Period is	$165,000.00
24.The Class A Investor Amount after giving effect to any payments on the Distribution Date is	$733,500,000.00
25.The Class A Invested Amount after giving effect to any payments on the Distribution Date is	$733,500,000.00
26.The Class B Investor Amount after giving effect to any payments on the Distribution Date is	$67,500,000.00
27.The Class B Invested Amount after giving effect to any payments on the Distribution Date is	$67,500,000.00
28.The amount, if any, by which the outstanding principal balance of the Class A Certificates exceeds the Class A Investor Amount after giving effect to any activity on the Distribution Date is	0.00
29.The amount, if any, by which the outstanding principal balance of the Class B Certificates exceeds the Class B Investor Amount after giving effect to any activity on the Distribution Date is	0.00
30.The Collateral Invested Amount as of the close of business on the Distribution Date is	$99,000,000.00
31.The amount on deposit in the Principal Funding Account as of the close of business on the Distribution Date is	0.00
32.The amount on deposit in the Reserve Account as of the close of business on the Distribution Date is	0.00
33.The amount by which the Net Portfolio Yield for the prior Monthly Period exceeds the Base Rate for such Monthly Period	7.86%
34.The Net Portfolio Yield for the prior Monthly Period is	12.07%
35.The Base Rate for the Prior Monthly Period is	4.21%
36.The amount of Interchange with respect to the prior Monthly Period is	$937,500.00
37.The Deficit Controlled Accumulation Amount (after giving effect to any activity on the Distribution Date)	$0.00

Fleet Bank (RI), National Association as Servicer

By:
Name:
Title:

/s/ PAUL V. STAHLIN
Paul V. Stahlin
Executive Vice President and Chief Financial Officer

Series 2000-D daily percentages during the prior Monthly Period
		Floating Allocation Percentage	Principal Allocation Percentage
03/1 - 03/31	2000-D	7.98%	7.98%

DELINQUENT BALANCES

The aggregate outstanding balance of Accounts which are 30, 60, 90, 120, 150 and 180 or more days delinquent as of the end of the prior Monthly Period for such Payment Date is:

AGGREGATE ACCOUNT BALANCE
(a) 30-59 days:	$110,831,602.69
(b) 60-89 days:	$86,388,466.11
(c) 90-119 days:	$69,367,247.54
(d) 120-149 days:	$59,743,678.26
(d) 150-179 days:	$54,171,471.31
(d) 180 or more days:	$4,516,463.49
TOTAL	$385,018,929.40

Fleet Bank (RI), National Association as Servicer

By:
Name:
Title:

/s/ PAUL V. STAHLIN
Paul V. Stahlin
Executive Vice President and Chief Financial Officer

March, 2002

MONTHLY CERTIFICATEHOLDER'S STATEMENT

Fleet Bank (RI), National Association

Fleet Credit Card Master Trust II

Series 2001-A

Under the Amended and Restated Pooling and Servicing Agreement dated as of December 1, 1993, as amended and restated as of January 1, 2002, and as further amended March 28, 2002 (the "Agreement") among the Bank, as servicer (the "Servicer"), Fleet Credit Card Funding Trust ("FCCF"), as transferor (the "Transferor") and Bankers Trust Company, as trustee (the "Trustee"), as supplemented by the Series 2001-A Supplement, dated as of February 23, 2001, by and among the Bank, as Servicer, FCCF, as Transferor and the Trustee, the Bank, as Servicer, is required to prepare certain information each month regarding current distributions to all Series 2001-A Certificateholders. This statement relates to the April 15, 2002 Distribution Date (the "Distribution Date") and the performance of the Fleet Credit Card Master Trust II (the "Trust") during the prior Monthly Period (the "Monthly Period"). Certain of the information is presented on the basis of an original principal amount of $1,000 per Series 2001-A Certificate. Certain other information is presented based on the aggregate amounts for the Trust as a whole. All capitalized terms used herein shall have the respective meanings set forth in the Agreement.
1.The total amount of the distribution on the Distribution Date per $1000 original principal amount of Class A Certificates	$1.765278
2.The amount of the distribution set forth in paragraph 1 above in respect of principal per $1,000 original principal amount of the Class A Certificates	$0.000000
3.The amount of the distribution set forth in paragraph 2 above in respect of principal per $1,000 original principal amount of the Class B Certificates	$0.000000
4.The amount of distribution set forth in paragraph 1 above in respect of interest per $1,000 original principal amount of the Class A Certificates	$1.765278
5.The aggregate amount of Collections of Receivables processed for the prior Monthly Period which were allocated in respect of the Series 2001-A	$144,419,686.22
6.The aggregate amount of Collections of Principal Receivables processed during the prior Monthly Period and allocated in respect of the Series 2001-A	$129,732,433.32
7.The aggregate amount of Reallocated Principal Collections with respect to the prior Monthly Period	$0.00
8.The aggregate amount of Collections of Finance Charge Receivables processed during the prior Monthly Period and allocated in respect of the Class A Certificates	$12,109,265.50
9.The aggregate amount of Collections of Finance Charge Receivables processed during the prior Monthly Period and allocated in respect of the Class B Certificates	$1,027,945.22
10.The Class A Investor Default Amount for the prior Monthly Period is	$4,226,381.41
11.The Class B Investor Default Amount for the prior Monthly Period is	$358,786.34
12.The Collateral Investor Default Amount for the prior Monthly Period is	$541,220.07
13.The aggregate amount of Class A Investor Charge-offs for the prior Monthly Period is	$0.00
14.The aggregate amount of Class B Investor Charge-offs for the prior Monthly Period is	$0.00
15.The aggregate amount of Collateral Investor Charge-offs for the prior Monthly Period is	$0.00
16.The aggregate amount of Class A Investor Charge-offs reimbursed on the Distribution Date is	$0.00
17.The aggregate amount of Class B Investor Charge-offs reimbursed on the Distribution Date is	$0.00
18.The aggregate amount of Collateral Investor Charge-offs reimbursed on the Distribution Date is	$0.00
19.The amount of the Class A Servicing Fee for the prior Monthly Period is	$1,306,250.00
20.The amount of the Class B Servicing Fee for the prior Monthly Period is	$110,833.33
21.The amount of the Collateral Servicing Fee for the prior Monthly Period is	$166,250.00
22.The Class A Investor Amount after giving effect to any payments on the Distribution Date is	$783,750,000.00
23.The Class A Invested Amount after giving effect to any payments on the Distribution Date is	$783,750,000.00
24.The Class B Investor Amount after giving effect to any payments on the Distribution Date is	$66,500,000.00
25.The Class B Invested Amount after giving effect to any payments on the Distribution Date is	$66,500,000.00
26.The amount, if any, by which the outstanding principal balance of the Class A Certificates exceeds the Class A Investor Amount after giving effect to any activity on the Distribution Date is	0.00
27.The amount, if any, by which the outstanding principal balance of the Class B Certificates exceeds the Class B Investor Amount after giving effect to any activity on the Distribution Date is	0.00
28.The Collateral Invested Amount as of the close of business on the Distribution Date is	$99,750,000.00
29.The amount on deposit in the Principal Funding Account as of the close of business on the Distribution Date is	0.00
30.The amount on deposit in the Reserve Account as of the close of business on the Distribution Date is	0.00
31.The amount by which the Net Portfolio Yield for the prior Monthly Period exceeds the Base Rate for such Monthly Period	7.85%
32.The Net Portfolio Yield for the prior Monthly Period is	12.08%
33.The Base Rate for the Prior Monthly Period is	4.23%
34.The amount of Interchange with respect to the prior Monthly Period is	$989,583.33
35.The Deficit Controlled Accumulation Amount (after giving effect to any activity on the Distribution Date)	$0.00

Fleet Bank (RI), National Association as Servicer

By:
Name:
Title:

/s/ PAUL V. STAHLIN
Paul V. Stahlin
Executive Vice President and Chief Financial Officer

Series 2001-A daily percentages during the prior Monthly Period
		Floating Allocation Percentage	Principal Allocation Percentage
03/1 - 03/31	2001-A	8.43%	8.43%

DELINQUENT BALANCES

The aggregate outstanding balance of Accounts which are 30, 60, 90, 120, 150 and 180 or more days delinquent as of the end of the prior Monthly Period for such Payment Date is:

AGGREGATE ACCOUNT BALANCE
(a) 30-59 days:	$110,831,602.69
(b) 60-89 days:	$86,388,466.11
(c) 90-119 days:	$69,367,247.54
(d) 120-149 days:	$59,743,678.26
(d) 150-179 days:	$54,171,471.31
(d) 180 or more days:	$4,516,463.49
TOTAL	$385,018,929.40

Fleet Bank (RI), National Association as Servicer

By:
Name:
Title:

/s/ PAUL V. STAHLIN
Paul V. Stahlin
Executive Vice President and Chief Financial Officer

March, 2002

MONTHLY CERTIFICATEHOLDER'S STATEMENT

Fleet Bank (RI), National Association

Fleet Credit Card Master Trust II

Series 2001-B

Under the Amended and Restated Pooling and Servicing Agreement dated as of December 1, 1993, as amended and restated as of January 1, 2002, and as further amended March 28, 2002 (the "Agreement") among the Bank, as servicer (the "Servicer"), Fleet Credit Card Funding Trust ("FCCF"), as transferor (the "Transferor") and Bankers Trust Company, as trustee (the "Trustee"), as supplemented by the Series 2001-B Supplement, dated as of June 27, 2001, by and among the Bank, as Servicer, FCCF, as Transferor and the Trustee, the Bank, as Servicer, is required to prepare certain information each month regarding current distributions to all Series 2001-B Certificateholders. This statement relates to the April 15, 2002 Distribution Date (the "Distribution Date") and the performance of the Fleet Credit Card Master Trust II (the "Trust") during the prior Monthly Period (the "Monthly Period"). Certain of the information is presented on the basis of an original principal amount of $1,000 per Series 2001-B Certificate. Certain other information is presented based on the aggregate amounts for the Trust as a whole. All capitalized terms used herein shall have the respective meanings set forth in the Agreement.
1.The total amount of the distribution on the Distribution Date per $1000 original principal amount of Class A Certificates	$4.666667
2.The total amount of the distribution on the Distribution Date per $1000 original principal amount of Class B Certificates	$4.916667
3.The amount of the distribution set forth in paragraph 1 above in respect of principal per $1,000 original principal amount of the Class A Certificates	$0.000000
4.The amount of the distribution set forth in paragraph 2 above in respect of principal per $1,000 original principal amount of the Class B Certificates	$0.000000
5.The amount of distribution set forth in paragraph 1 above in respect of interest per $1,000 original principal amount of the Class A Certificates	$4.666667
6.The amount of distribution set forth in paragraph 2 above in respect of interest per $1,000 original principal amount of the Class B Certificates	$4.916667
7.The aggregate amount of Collections of Receivables processed for the prior Monthly Period which were allocated in respect of the Series 2001-B	$121,634,487.57
8.The aggregate amount of Collections of Principal Receivables processed during the prior Monthly Period and allocated in respect of the Series 2001-B	$109,264,564.24
9.The aggregate amount of Reallocated Principal Collections with respect to the prior Monthly Period	$0.00
10.The aggregate amount of Collections of Finance Charge Receivables processed during the prior Monthly Period and allocated in respect of the Class A Certificates	$10,575,472.01
11.The aggregate amount of Collections of Finance Charge Receivables processed during the prior Monthly Period and allocated in respect of the Class B Certificates	$732,446.16
12.The Class A Investor Default Amount for the prior Monthly Period is	$3,691,242.47
13.The Class B Investor Default Amount for the prior Monthly Period is	$255,407.22
14.The Collateral Investor Default Amount for the prior Monthly Period is	$370,948.59
15.The aggregate amount of Class A Investor Charge-offs for the prior Monthly Period is	$0.00
16.The aggregate amount of Class B Investor Charge-offs for the prior Monthly Period is	$0.00
17.The aggregate amount of Collateral Investor Charge-offs for the prior Monthly Period is	$0.00
18.The aggregate amount of Class A Investor Charge-offs reimbursed on the Distribution Date is	$0.00
19.The aggregate amount of Class B Investor Charge-offs reimbursed on the Distribution Date is	$0.00
20.The aggregate amount of Collateral Investor Charge-offs reimbursed on the Distribution Date is	$0.00
21.The amount of the Class A Servicing Fee for the prior Monthly Period is	$1,140,000.00
22.The amount of the Class B Servicing Fee for the prior Monthly Period is	$80,000.00
23.The amount of the Collateral Servicing Fee for the prior Monthly Period is	$113,333.33
24.The Class A Investor Amount after giving effect to any payments on the Distribution Date is	$684,000,000.00
25.The Class A Invested Amount after giving effect to any payments on the Distribution Date is	$684,000,000.00
26.The Class B Investor Amount after giving effect to any payments on the Distribution Date is	$48,000,000.00
27.The Class B Invested Amount after giving effect to any payments on the Distribution Date is	$48,000,000.00
28.The amount, if any, by which the outstanding principal balance of the Class A Certificates exceeds the Class A Investor Amount after giving effect to any activity on the Distribution Date is	0.00
29.The amount, if any, by which the outstanding principal balance of the Class B Certificates exceeds the Class B Investor Amount after giving effect to any activity on the Distribution Date is	0.00
30.The Collateral Invested Amount as of the close of business on the Distribution Date is	$68,000,000.00
31.The amount on deposit in the Principal Funding Account as of the close of business on the Distribution Date is	0.00
32.The amount on deposit in the Reserve Account as of the close of business on the Distribution Date is	0.00
33.The amount by which the Net Portfolio Yield for the prior Monthly Period exceeds the Base Rate for such Monthly Period	4.69%
34.The Net Portfolio Yield for the prior Monthly Period is	12.08%
35.The Base Rate for the Prior Monthly Period is	7.39%
36.The amount of Interchange with respect to the prior Monthly Period is	$833,333.33
37.The Deficit Controlled Accumulation Amount (after giving effect to any activity on the Distribution Date)	$0.00

Fleet Bank (RI), National Association as Servicer

By:
Name:
Title:

/s/ PAUL V. STAHLIN
Paul V. Stahlin
Executive Vice President and Chief Financial Officer

Series 2001-B daily percentages during the prior Monthly Period
		Floating Allocation Percentage	Principal Allocation Percentage
03/1 - 03/31	2001-B	7.10%	7.10%

DELINQUENT BALANCES

The aggregate outstanding balance of Accounts which are 30, 60, 90, 120, 150 and 180 or more days delinquent as of the end of the prior Monthly Period for such Payment Date is:

AGGREGATE ACCOUNT BALANCE
(a) 30-59 days:	$110,831,602.69
(b) 60-89 days:	$86,388,466.11
(c) 90-119 days:	$69,367,247.54
(d) 120-149 days:	$59,743,678.26
(d) 150-179 days:	$54,171,471.31
(d) 180 or more days:	$4,516,463.49
TOTAL	$385,018,929.40

Fleet Bank (RI), National Association as Servicer

By:
Name:
Title:

/s/ PAUL V. STAHLIN
Paul V. Stahlin
Executive Vice President and Chief Financial Officer

March, 2002

MONTHLY CERTIFICATEHOLDER'S STATEMENT

Fleet Bank (RI), National Association

Fleet Credit Card Master Trust II

Series 2001-C

Under the Amended and Restated Pooling and Servicing Agreement dated as of December 1, 1993, as amended and restated as of January 1, 2002, and as further amended March 28, 2002 (the "Agreement") among the Bank, as servicer (the "Servicer"), Fleet Credit Card Funding Trust ("FCCF"), as transferor (the "Transferor") and Bankers Trust Company, as trustee (the "Trustee"), as supplemented by the Series 2001-C Supplement, dated as of October 23, 2001, by and among the Bank, as Servicer, FCCF, as Transferor and the Trustee, the Bank, as Servicer, is required to prepare certain information each month regarding current distributions to all Series 2001-C Certificateholders. This statement relates to the April 15, 2002 Distribution Date (the "Distribution Date") and the performance of the Fleet Credit Card Master Trust II (the "Trust") during the prior Monthly Period (the "Monthly Period"). Certain of the information is presented on the basis of an original principal amount of $1,000 per Series 2001-C Certificate. Certain other information is presented based on the aggregate amounts for the Trust as a whole. All capitalized terms used herein shall have the respective meanings set forth in the Agreement.
1.The total amount of the distribution on the Distribution Date per $1000 original principal amount of Class A Certificates	$3.216667
2.The total amount of the distribution on the Distribution Date per $1000 original principal amount of Class B Certificates	$3.491667
3.The amount of the distribution set forth in paragraph 1 above in respect of principal per $1,000 original principal amount of the Class A Certificates	$0.000000
4.The amount of the distribution set forth in paragraph 2 above in respect of principal per $1,000 original principal amount of the Class B Certificates	$0.000000
5.The amount of distribution set forth in paragraph 1 above in respect of interest per $1,000 original principal amount of the Class A Certificates	$3.216667
6.The amount of distribution set forth in paragraph 2 above in respect of interest per $1,000 original principal amount of the Class B Certificates	$3.491667
7.The aggregate amount of Collections of Receivables processed for the prior Monthly Period which were allocated in respect of the Series 2001-C	$121,634,487.57
8.The aggregate amount of Collections of Principal Receivables processed during the prior Monthly Period and allocated in respect of the Series 2001-C	$109,264,564.24
9.The aggregate amount of Reallocated Principal Collections with respect to the prior Monthly Period	$0.00
10.The aggregate amount of Collections of Finance Charge Receivables processed during the prior Monthly Period and allocated in respect of the Class A Certificates	$10,575,472.01
11.The aggregate amount of Collections of Finance Charge Receivables processed during the prior Monthly Period and allocated in respect of the Class B Certificates	$732,446.16
12.The Class A Investor Default Amount for the prior Monthly Period is	$3,691,242.47
13.The Class B Investor Default Amount for the prior Monthly Period is	$255,407.22
14.The Collateral Investor Default Amount for the prior Monthly Period is	$370,948.59
15.The aggregate amount of Class A Investor Charge-offs for the prior Monthly Period is	$0.00
16.The aggregate amount of Class B Investor Charge-offs for the prior Monthly Period is	$0.00
17.The aggregate amount of Collateral Investor Charge-offs for the prior Monthly Period is	$0.00
18.The aggregate amount of Class A Investor Charge-offs reimbursed on the Distribution Date is	$0.00
19.The aggregate amount of Class B Investor Charge-offs reimbursed on the Distribution Date is	$0.00
20.The aggregate amount of Collateral Investor Charge-offs reimbursed on the Distribution Date is	$0.00
21.The amount of the Class A Servicing Fee for the prior Monthly Period is	$1,140,000.00
22.The amount of the Class B Servicing Fee for the prior Monthly Period is	$80,000.00
23.The amount of the Collateral Servicing Fee for the prior Monthly Period is	$113,333.33
24.The Class A Investor Amount after giving effect to any payments on the Distribution Date is	$684,000,000.00
25.The Class A Invested Amount after giving effect to any payments on the Distribution Date is	$684,000,000.00
26.The Class B Investor Amount after giving effect to any payments on the Distribution Date is	$48,000,000.00
27.The Class B Invested Amount after giving effect to any payments on the Distribution Date is	$48,000,000.00
28.The amount, if any, by which the outstanding principal balance of the Class A Certificates exceeds the Class A Investor Amount after giving effect to any activity on the Distribution Date is	0.00
29.The amount, if any, by which the outstanding principal balance of the Class B Certificates exceeds the Class B Investor Amount after giving effect to any activity on the Distribution Date is	0.00
30.The Collateral Invested Amount as of the close of business on the Distribution Date is	$68,000,000.00
31.The amount on deposit in the Principal Funding Account as of the close of business on the Distribution Date is	0.00
32.The amount on deposit in the Reserve Account as of the close of business on the Distribution Date is	0.00
33.The amount by which the Net Portfolio Yield for the prior Monthly Period exceeds the Base Rate for such Monthly Period	6.26%
34.The Net Portfolio Yield for the prior Monthly Period is	12.08%
35.The Base Rate for the Prior Monthly Period is	5.82%
36.The amount of Interchange with respect to the prior Monthly Period is	$833,333.33
37.The Deficit Controlled Accumulation Amount (after giving effect to any activity on the Distribution Date)	$0.00

Fleet Bank (RI), National Association as Servicer

By:
Name:
Title:

/s/ PAUL V. STAHLIN
Paul V. Stahlin
Executive Vice President and Chief Financial Officer

Series 2001-C daily percentages during the prior Monthly Period
		Floating Allocation Percentage	Principal Allocation Percentage
03/1 - 03/31	2001-C	7.10%	7.10%

DELINQUENT BALANCES

The aggregate outstanding balance of Accounts which are 30, 60, 90, 120, 150 and 180 or more days delinquent as of the end of the prior Monthly Period for such Payment Date is:

AGGREGATE ACCOUNT BALANCE
(a) 30-59 days:	$110,831,602.69
(b) 60-89 days:	$86,388,466.11
(c) 90-119 days:	$69,367,247.54
(d) 120-149 days:	$59,743,678.26
(d) 150-179 days:	$54,171,471.31
(d) 180 or more days:	$4,516,463.49
TOTAL	$385,018,929.40

Fleet Bank (RI), National Association as Servicer

By:
Name:
Title:

/s/ PAUL V. STAHLIN
Paul V. Stahlin
Executive Vice President and Chief Financial Officer